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                                                                  EXHIBIT 10(r)

                         AMERICAN ELECTRIC POWER SYSTEM
                               NUCLEAR PERFORMANCE
                       LONG TERM INCENIVE COMPENSATON PLAN

                                    ARTICLE I

                            Establishment and Purpose

     1.1 The Company hereby establishes the American Electric Power System Nuclear Performance Long Term Incentive Compensation Plan effective as of August 1, 1998.

     1.2 The purpose of the American Electric Power System Nuclear Performance Long Term Incentive Compensation Plan is to enhance the performance of the D.C. Cook Nuclear Plant and to reward those employees who efforts are instrumental to the performance of the D.C. Cook Nuclear Plant.

                                   ARTICLE II

                                   Definitions

     As used herein the following words and phrases shall have the following respective meanings unless the context clearly indicates otherwise.

     (a) "AEP Stock Unit" means a phantom stock unit equal to one share of Common Stock for which no certificates shall be issued, which do not have voting rights and a bookkeeping record of which shall be maintained by the Company.

     (b) "Award Certificate" means a certificate setting forth the terms and provisions applicable to each grant of AEP Stock Units, which shall include, but shall not be limited to, the number of AEP Stock Units granted to the Participant, the Performance Objectives, and the length of the Performance Period.

     (c) "Committee" means the individuals holding the following offices within the Company; Chairman of the Board, President and Chief Executive Officer; Executive Vice President-Financial Services; Executive Vice President-Corporate Services; Senior Vice President-Nuclear Generation; and Senior Vice President-Human Resources.

     (d) "Common Stock" means the common stock of American Electric Power Company, Inc., a New York corporation and any successor thereto.

     (e) "Company" means American Electric Power Service Corporation, a New York corporation, and any of its subsidiaries and affiliates.

     (f) "Disability" means a total and permanent disability as defined in the American Electric Power System Retirement Plan as amended from time to time.

     (g) "Fair Market Value" means the closing sale price of the Common Stock as published in the Wall Street Journal report of the New York Stock Exchange on the date in question, or if the New York Stock Exchange is Closed on such date, then the first day prior theret6 on which the Common Stock was so traded.

     (h) "Participant" means any full-time employee of the Company, who has been selected to participate in the Plan for a stipulated Performance Period.

     (i) "Performance Objectives" means the annual Plan Year objectives or multiple Plan Year objectives established by the Company for the operation of the D. C. Cook Nuclear Plant

     (j) "Performance Period" means the Plan Year or Plan Years established by the Company over which the Performance Objectives will be measured. If a Performance Period is for two or more Plan Years, the attained Performance Objectives for each Plan Year within the Performance Period shall be averaged to determine the attained Performance Objective for the Performance Period.

     (k) "Plan" means the American Electric Power System Nuclear Performance Long Term Incentive Compensation Plan.

     (l) "Plan Year" means the calendar year commencing on January 1 and ending on December 31.

     (m) "Retirement" means a termination of employment after the Participant attains age 55 and has completed five years of service.


                                   ARTICLE III

                                 Administration

     3.1 The Committee shall administer the Plan. The Committee shall have the authority to interpret the Plan and to prescribe, amend and rescind rules and regulations relating to the administration of the Plan, and all such interpretation, rules and regulation shall be conclusive and binding on all Participants.

     3.2 The Committee may employ agents, attorneys, accountants, or other person and allocate or delegate to them powers, rights, and duties all as the Committee may consider necessary or advisable to properly carry out the administration of the Plan.

     3.3 If the Committee determines that the occurrence of any merger, reclassification, consolidation, recapitalization, stock dividend or stock split requires an adjustment in order to preserve the benefits intended under the Plan, then the Committee may, in its discretion, make equitable proportionate adjustments in individual AEP Stock Unit grants.


                                    ARTICLE V

                          Eligibility and Participation

     4.1 Eligibility for participation in the Plan shall be limited to senior officers who, in the opinion of the Committee, have the capacity for contributing in a substantial measure to the successful performance of the D.C. Cook Nuclear Plant.

     4.2 At the beginning of each Plan Year, the Committee shall identify which, if any, Participants shall receive a grant of AEP Stock Units for a Performance Period that commences at the start of the Plan Year. At the sole discretion of the Committee an individual may become a Participant in the Plan after tile start of a Plan Year or a Performance Period and shall receive prorated grants of AEP Stock Units. As soon as practicable following the selection of the Participants, the Committee shall provide each Participant with an Award Certificate.


                                    ARTICLE V

                            Grants of AEP Stock Units

     5.1 Grants of AEP Stock Units:

          (a) AEP Stock Units may be granted to Participants as of the first day of each Performance Period; however, grants do not necessarily have to be made to Participant on an annual basis. The number of AEP Stock Units to be granted to each Participant shall be determined by the Committee in its sole discretion.

          (b) If an individual becomes a Participant after the first day of a Plan Year or Performance Period, the Committee may grant AEP Stock Units to tile Participant as follows: (i) AEP Stock Units for a Performance Period that ends in tile Plan Year in which tile individual becomes a Participant;
     (ii) AEP Stock Units for a Performance Period that ends in the Plan Year immediately following the Plan Year in which the individual becomes a Participant; and (iii) AEP Stock Units for a Performance Period that ends in the second full Plan Year after the individual becomes a Participant. The number of AEP Stock Units granted for each such Performance Period shall be determined by the Committee in its sole discretion.

          (c) The value of the AEP Stock Units granted to a Participant at the commencement of a Plan Year or Performance Period as provided in section 5.1(a) or after the commencement of a Plan Year or Performance Period as provided in section 5.1(b) shall be calculated on the basis of the average of the Fair Market Value of the Common Stock for the last 20 trading days prior to the start of a Plan Year or Performance Period.

     5.2 During the Performance Period, Participants will be credited with dividends, equivalent in value to those declared and paid on shares of the Common Stock, on all AEP Stock Units granted to them. These dividends will be regarded as having been reinvested in AEP Stock Units on the date of the Common Stock dividend payments based on the then Fair Market Value of the Common Stock, thereby increasing the number of AEP Stock Units Held by the Participant.

     5.3  The  Committee  shall  establish   Performance  Periods  in  its  sole
discretion. The minimum Performance Period shall be for one year and the maximum Performance Period shall be for three years in length.


                                   ARTICLE VI

                            Determination and Payment

     6.1 The number of AEP Stock Units earned by a Participant for a Performance Period shall be determined by multiplying the number of AEP Stock Units held by the Participant at the end of the Performance Period by a factor based upon the Performance Objectives.

     6.2 The payment of earned AEP Stock Units shall be made in cash. The cash payment shall be calculated on the basis of the average of the Fair Market Value of the Common Stock for the last 20 trading days of the Performance Period for which the AEP Stock Units were earned.

     6.3 At least one year prior to the end of a Performance Period, Participants may make an election to defer the cash payment of earned ABP Stock Units for one or more years. However, if the Participant's deferral period extends beyond the Participant's employment termination date, cash payment of the earned AEP Stock Units must commence no later than five years after the Participant's termination of employment. Deferred AEP Stock Units shall continue to be credited with dividends during the deferral period and the dividends shall be reinvested in additional AEP Stock Units as provided in Section 5.2. The cash payment of the deferred AEP Stock Units shall be calculated on the basis of the average of the Fair Market Value of the Common Stock for the last 20 trading days prior to the date the Participant's deferral period terminates.


                                   ARTICLE VII

                            Termination of Employment

     7.1 In the event of a Participant's termination of employment prior to the end of a Performance Period, but after the first six months of such Performance period, by reason of the Participant's death, Disability Retirement or involuntary termination other then for cause, the Participant will be eligible to earn prorated AEP Stock Units for each such Performance Period which has not yet ended, determined pursuant to Section 6.1 for such period and the number of days of participation during such Performance Period.

     7.2 In the event a Participant's employment is terminated prior to the end of a Performance Period for reasons other than death, Disability, Retirement or involuntary termination other than for cause, all rights to any unearned AEP Stock Units under the Nuclear Performance Plan shall be forfeited.

     7.3 In the event a Participant dies prior to the complete payment of the Participant's award, the amount owning to the Participant shall be paid to the Participant's spouse if the spouse is then living. If the Participant is not married at the time of death, the amount owing to the Participant shall be paid to the Participant's estate.

     7.4 In the event American Electric Power Company, Inc., or the Company, or Indiana Michigan Power Company sells or otherwise disposes of the D.C. Cook Nuclear Plant and the acquirer of the D.C. Cook Nuclear Plant does not continue this Plan, the Plan shall be deemed to have terminated as of the date of the sale or disposition and the AEP Stock Units awarded and credited to the Participants as of the date of sale or disposition shall become fully vested. The value of each AEP Stock Unit shall be paid in cash to the Participants within 60 days of the date of sale or disposition assuming that as of the date of sale or disposition the Performance Measure was attained. The cash payment shall be calculated on the basis of the average of the Fair Market Value of the Common 8tock for the last 20 trading days immediately prior to the date of sale or disposition. If the acquirer of the D.C. Cook Nuclear Plant continues this Plan, American Electric Power Company, Inc., or the Company or Indiana Michigan Power Company will not be liable or obligated to make any payments under this Plan.


                                  ARTICLE VIII

                            Amendment or Termination

     8.1 The Committee shall have the right, authority and power to alter, amend, modify, revoke or terminate the Plan.

     8.2 No amendment or termination of the Plan shall directly or indirectly deprive any current or former Participant of all or any portion of any benefits earned up to the date of the amendment or termination of the Plan.


                                   ARTICLE IX

                                Change In Control

     9.1 Notwithstanding any provisions of this Plan to the contrary, if a Change in Control of the Company occurs, all AEP Stock Unit grants awarded and credited to the Participants shall be deemed to be fully earned as of the date of the Change in Control. The determination of the AEP Stock Units shall be made as of the last day before the Change in Control. Payments of AEP Stock Units shall be made in cash within three months after the Change in Control. The cash payment shall be calculated on the basis of the average of the Fair Market Value of the Common Stock for the last 20 trading days immediately proceeding the date of the Change In Control.

     9.2 For purposes of this Article IX, the term "Company" shall mean the American Electric Power Company, Inc., a New York corporation and it's subsidiaries. All references to the term Company in other Articles of this Plan shall have the meaning as provided in Article II(e).

     9.3 A "Change in Control" of the Company shall be deemed to have occurred if (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934 ("Exchange Act")), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company, becomes the "beneficial owner" (as defined in Rule l3d-3 under the Exchange Act), directly or indirectly, of more than 25 percent of the then outstanding voting stock of the Company; (b)during any period of two consecutive years, individuals who at the beginning of such period constitute the Board, together with any new Directors whose election or nomination for election was approved by a vote of at least two-thirds of the Directors then still in office who were either Directors at the beginning of the period or whose election or nomination for election was previously so approved; cease for any reason to constitute at least a majority of the Board; or (e) the Company's shareholders approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75 percent of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (d) the shareholders of the Company approve a plan of complete liquidation of the Company, or an agreement for the date or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur as a result of any event described in (a) or (c) above, if Directors who were a majority of the members of the Board prior to such event and who continue to serve as Directors after such event determine that the event shall not constitute a Change in Control

     For purposes of this Section 9.3, "Board" shall mean the Board of Directors of American Electric Power Company, Inc. and `"Directors" shall mean an individual who is a member of the Board.


                                    ARTICLE X

                                  Miscellaneous

     10.1 Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time, nor confer upon a Participant any right to continue in the employ of the Company.

     10.2 In the event the Committee shall find that a Participant is unable to care for his or her affairs because of illness or accident, the Committee may direct that any payment due the Participant be paid to the duly appointed legal representative of the Participant, and any such payment so made shall be a complete discharge of the liabilities of the Plan.

     10.3 The Plan shall be construed and administered according to the laws of the State of Ohio.